UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

May 22, 2008

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1172 Castro Street

Mountain View, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure.

On May 22, 2008, the American Diabetes Association (“ADA”), in conjunction with the 68th Scientific Session, provided registered attendees with copies of abstracts to be presented at the annual ADA Meeting in San Francisco, June 6-10, 2008.  Included in the Scientific Session Abstract Book is an abstract relating to our investigational product candidate Qnexa(TM) for the treatment of Type 2 Diabetes.  The full text of the ADA abstract materials concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.            Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Text of ADA Abstract titled “[390-OR] Effect of VI-0521 (Phentermine and Topiramate) in Type 2 Diabetes.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date:  May 22, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ADA Abstract titled “[390-OR] Effect of VI-0521 (Phentermine and Topiramate) in Type 2 Diabetes.”